Earnings Per Share - Summary of Basic Earnings Per Share (Detail) - EUR (€) € / shares in Units, € in Millions, shares in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Earnings per share [line items]
Net result attributable to owners of Aegon Ltd.	€ 688	€ (179)	€ (570)
Coupons on perpetual securities	(77)	(48)	(36)
Net result attributable to owners for basic earnings per share calculation	611	(227)	(606)
Net result attributable to common shareholders	€ 608	€ (225)	€ (602)
Weighted average number of common shares outstanding (in million)	1,630	1,879	2,010
Basic earnings per common share (EUR per share)	€ 0.37	€ (0.12)	€ (0.3)
Common share B [member]
Earnings per share [line items]
Net result attributable to common shareholders	€ 4	€ (1)	€ (4)
Weighted average number of common shares outstanding (in million)	380	490	536
Basic earnings per common share (EUR per share)	€ 0.01	€ 0	€ (0.01)